ESCROW AGREEMENT

                    This ESCROW AGREEMENT is made and entered into as of January 24, 1995, between Petrie Stores
          Corporation, a New York corporation ("Petrie"), and
          Custodial Trust Company, an affiliate of Bear, Stearns & Co. Inc., as Escrow Agent (the "Escrow Agent").

                    WHEREAS, Petrie and Toys "R" Us, Inc., a
          Delaware corporation ("Toys"), are parties to an Acquisition Agreement, dated April 20, 1994, as amended on May 10, 1994 (the "Acquisition Agreement"), pursuant to which Petrie has exchanged with Toys 39,853,403 shares of Toys common stock, par value $.10 per share ("Toys Common Stock"), and cash (in the amount of $165 million), for an aggregate of 42,076,420 shares of Toys Common Stock;

                    WHEREAS, the Exchange, in conjunction with the complete liquidation of Petrie, is intended to qualify as a tax-free reorganization under Sections 368(a)(1)(C) and
          (a)(2)(G) of the Internal Revenue Code of 1986, as amended;

                    WHEREAS, Petrie's Board of Directors
          anticipates that Petrie may not be able to fully wind up all of its affairs prior to the date by which Petrie must dissolve, and therefore have made specific arrangements for such contingency in the Plan of Liquidation and Dissolution (the "Plan");

                    WHEREAS, on November 1, 1994, Petrie's Board of Directors voted to submit to its shareholders, among other things, (i) the disposition of Petrie's retail store operations (the "Disposition"), (ii) the Exchange, and (iii) the establishment of a liquidating trust (the "Trust") pursuant to an agreement and declaration of trust, by and between Petrie and certain trustees (the "Liquidating Trust Agreement") and the complete liquidation and dissolution of Petrie (the "Liquidation," and together with the Exchange and Disposition, the "Transaction"), and on December 6, 1994, its shareholders approved the Disposition, and on January 24, 1995, its shareholders approved the Exchange and the Liquidation, authorizing the complete liquidation and dissolution of Petrie pursuant to the Plan; and

                   WHEREAS, the Plan, among other things, (i) provides that following the consummation of the Exchange, Petrie will distribute pro rata to its shareholders all of its assets consisting of Toys Common Stock and cash, if any, other than such assets retained by Petrie and set aside in escrow (the "Retained Assets") to provide for the payment of all liabilities of Petrie, (ii) provides for the establishment of the Trust pursuant to the terms and conditions thereof and the establishment of one or more escrow accounts one of which is pursuant to the terms and conditions of this Escrow Agreement, and (iii) authorizes and directs Petrie to transfer physical possession of the Retained Assets to one or more escrow agents subject to the terms provided herein and therein.

                    NOW, THEREFORE, in consideration of the
          premises, Petrie hereby transfers physical possession of the Retained Assets for the uses and purposes stated herein, subject to the terms and provisions set out below, and the Escrow Agent hereby accepts such Retained Assets, subject to the following terms and provisions:

                    1.   Certain Definitions.     For purposes of
          this Escrow Agreement, unless the context indicates otherwise, Petrie and the shareholders of Petrie ("Petrie Shareholders"), upon the establishment of the Trust, shall mean, respectively, in the case of (i) Petrie, the trustees (the "Trustees") of the Trust, and (ii) Petrie Shareholders, the beneficiaries of the Trust (the "Beneficiaries").

                    2. Appointment and Agreement of Escrow Agent. Petrie hereby appoints the Escrow Agent, as escrow agent, and the Escrow Agent agrees to perform the duties of Escrow Agent under this Agreement.

                    3.   Establishment of Escrow.

                         3.1  Delivery of Property and Receipt.
          Simultaneously with the execution of this Escrow Agreement, Petrie is delivering to the Escrow Agent the Retained Assets consisting of $0 in cash (the "Escrowed Cash") and 3,493,450 shares of Toys Common Stock ("Escrowed Stock," and together with the Escrowed Cash and any additional income attributable to any property held pursuant to this Escrow Agreement, the "Escrowed Property"). The Escrow Agent hereby acknowledges receipt of the Escrowed Property and agrees to hold and disburse the Escrowed Property in accordance with the terms and conditions of this Escrow Agreement for the uses and purposes stated herein.

                         3.2  Investment and Income.  Pending the
          disbursement of the Escrowed Property pursuant to this Escrow Agreement, The Escrow Agent shall invest the Escrowed Cash as directed by Petrie in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of the acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof; or (iii) any other instruments which may be permissible under Revenue Procedure 82-58, as the same may be amended, supplemented or modified.

                         All dividends, interest and other amounts received with respect to Escrowed Property shall be treated for Federal, state and local tax purposes as received by Petrie or, upon the establishment of the Trust, by the Trustees, for the benefit of the Beneficiaries.

                    4.  Voting Rights of Escrowed Toys Common
          Stock. All voting rights on Toys Common Stock are exercisable by Petrie, or upon the establishment of the Trust, by the Trustees or their authorized agent on behalf of the Beneficiaries.

                    5.   Obligations Secured.  This Escrow
          Agreement has been executed and the deposit of the Escrowed Property hereunder has been made for the purpose of winding up Petrie's affairs, including but not limited to its payment of any unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed or whether arising under the Acquisition Agreement, the Seller Indemnification Agreement, dated as of December 9, 1994, among Toys, Petrie and the other parties thereto (the "Seller Indemnification Agreement"), the Stock Purchase Agreement, dated as of August 23, 1994, as amended, by and between Petrie and PS Acquisition Corp. (the "Stock Purchase Agreement"), or otherwise (each, a "Liability").

                    6.   Procedures for Disbursement of Escrowed
          Fund. The Escrow Agent shall hold and distribute the Escrowed Property as follows:

                         6.1 Disbursement of Escrowed Property.
          Whenever there shall be delivered to the Escrow Agent a certificate signed by Petrie to the Escrow Agent (i) that a Liability is due and payable or (ii) that Petrie believes that the amount of Escrowed Property is sufficient to cover all outstanding Liabilities, then the Escrow Agent shall deliver to Petrie such amount of Escrowed Property equal in value to the amount requested in (i) above, and/or such amount over and above the amount that Petrie believes is sufficient as stated in
          (ii) above. The Escrow Agent shall deliver to Petrie, by wire transfer upon request or by check, such portion in cash to the extent of cash in the Escrowed Property and, to the extent the amount of cash in Escrowed Property is not sufficient to satisfy the claim, the balance in Escrowed Stock held in Escrowed Property; provided, however, that the Escrow Agent shall not make any distribution to Petrie pursuant to (ii) above unless (x) it shall have notified Toys of its intent to make such a distribution and (y) Toys has failed to give notice of its objection to such distribution, pursuant to and upon the terms set forth in Section 9.3(b), within 20 days of its receipt of such notice.

                         The Escrow Agent, at the direction of
          Petrie, shall deliver to Petrie the Escrowed Stock, or a portion thereof, if simultaneously therewith, Petrie delivers to the Escrow Agent, cash or cash equivalents in an amount equal to the value of the exchanged Escrowed Stock. The value of the exchanged Escrowed Stock shall be calculated using the closing price of Toys Common Stock, as reported by the New York Stock Exchange, one business day prior to the delivery to Petrie of the exchanged Escrowed Stock.

                         If Escrowed Stock is thus required to be delivered, the Escrow Agent shall cause certificates of shares of the Escrowed Stock having a value in the amount of such balance, and duly executed stock powers with respect to such certificates, with signatures guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange, to be delivered to Petrie. Notwithstanding the above, all Escrowed Property shall be delivered to the Trustees, subject to the terms of the Trust, upon the termination of this Escrow Agreement pursuant to Section 7 hereof.

                         6.2  Interim Distributions.
          Notwithstanding anything in this Escrow Agreement to the contrary, all dividends paid on the Escrowed Stock and any income attributable to the Escrowed Property will be distributed to Petrie for the benefit of its shareholders.

                    7.   Termination of Escrow.  This Escrow
          Agreement shall terminate (the "Termination Date") upon the earliest of (i) five years from the date hereof; (ii) the reasonable determination by the Trustees that all of the Liabilities have been satisfied or paid; provided, however, that the Trustees shall notify Toys of such determination and this Escrow Agreement shall not terminate if within 20 days of delivery of such notice, Toys notifies the Trustees of its objection to such termination, pursuant to and upon the terms set forth in
          Section 9.3(b), and (iii) the disbursement of all of the Escrowed Property in accordance with Section 6.1. On the business day following the Termination Date, the Escrow Agent shall deliver the Escrowed Property, if any, to Petrie. With respect to subparagraph (ii) above, this Escrow Agreement shall be terminated only upon the receipt by the Escrow Agent of a written notice of termination executed by the Trustees directing the distribution of all Escrowed Property then held by the Escrow Agent under and pursuant to this Escrow Agreement, which notice shall certify that Toys has not objected thereto as provided by this Section 7.

                    8.   The Escrow Agent.

                         8.1  Indemnification of Escrow Agent.
          Petrie hereby agrees to indemnify and hold the Escrow Agent and Toys and their respective directors, officers, agents and employees harmless from and against any and all liabilities, claims, losses, costs, charges, damages, and attorneys' fees which the Escrow Agent or Toys in good faith may incur or suffer in connection with or arising out of this Escrow Agreement.

                         8.2  Duties of Escrow Agent and Toys.  The
          Escrow Agent and Toys shall have no duties other than those expressly imposed on them herein. The Escrow Agent shall not be liable for any act or omission except for its own negligence or willful misconduct. In no event shall the Escrow Agent be liable for any action taken or omitted to be taken in accordance with the instructions of Petrie pursuant to this Agreement. Toys shall not be liable for any act or omission except for its own willful misconduct, knowingly and intentionally committed in bad faith.

                         8.3  Fees of Escrow Agent.  The fees and
          charges of the Escrow Agent with respect to this Escrow Agreement shall be paid by Petrie in accordance with the Escrow Agent's customary fees as charged from time to time. Petrie agrees that the Escrow Agent may deduct any unpaid fees from Escrowed Property prior to the Escrow Agent's distributing any assets in connection with the termination of this Escrow Agreement.

                         8.4  Escrow Agent to Follow Instructions
          of Petrie. Any provision herein contained to the contrary notwithstanding, the Escrow Agent shall at any time and from time to time take such action hereunder with respect to the Escrowed Property as shall be agreed to in writing by Petrie provided that the Escrow Agent shall first be indemnified to its satisfaction, by Petrie, with respect to any of its costs, expenses (including reasonable attorney fees) or liabilities which might be incurred; provided, however, that distributions of Escrowed Property shall be made only in accordance with Sections 6 and 7 hereof.

                         8.5  Resignation of Escrow Agent.  The
          Escrow Agent may resign at any time by providing Petrie with thirty days' written notice of its intention to do so. Upon receiving such notice, Petrie shall endeavor to appoint a successor Escrow Agent. If Petrie is unable to appoint a successor Escrow Agent within thirty days of receipt by Petrie of the Escrow Agent's notice of its intention to resign, the Escrow Agent may petition a court of competent jurisdiction to appoint a successor. The Escrow Agent's resignation shall be effective upon delivery of the remaining Escrowed Property to the successor Escrow Agent and the successor assuming the obligations, rights and duties of the Escrow Agent hereunder.

                    9.   Provisions.

                         9.1  Notices.  A copy of all notices and
          communications delivered by the Escrow Agent pursuant to this Agreement shall be sent to Toys and PS Acquisition Corp. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by cable, telegram, telecopier or telex to the parties hereto and to Toys at the following addresses or at such other addresses as shall be specified by the parties or by Toys by like notice:

                         (a)  If to Petrie:

                              Petrie Stores Corporation
                              70 Enterprise Avenue
                              Secaucus, New Jersey  07094
                              Attention:  Peter Left,
                                          Chief Operating Officer
                              Facsimile:  (201) 866-2355

          or following the establishment of the Trust, to the Trustees at such address as Petrie shall provide:

                              If to the Trustees:
                              ___________________________
                              ___________________________
                              ___________________________

                              with a copy to:

                              Skadden, Arps, Slate, Meagher & Flom
                              919 Third Avenue
                              New York, New York  10022
                              Attention:  Alan C. Myers, Esq.
                              Facsimile:  (212) 735-2000

                         (b)  If to Toys:

                              Toys "R" Us, Inc.
                              395 W. Passaic Street
                              Rochelle Park, New Jersey  07662
                              Attention:  Louis Lipschitz
                                          Chief Financial Officer
                              Facsimile:  (201) 845-0973


                              with a copy to:

                              Schulte Roth & Zabel
                              900 Third Avenue
                              New York, New York  10022
                              Attention:  Andre Weiss, Esq.
                              Facsimile:  (212) 593-5955

                         (c)  If to the Escrow Agent:

                              Custodial Trust Company
                              101 Carnegie Center
                              Princeton, New Jersey  08540
                              Attention:  Vice President Trust Operations
                                          Kevin Darmody
                              Facsimile:  (609) 951-2317

                              with a copy to:

                              Custodial Trust Company
                              245 Park Avenue
                              New York, New York  10167
                              Attention:  Kathleen Ludman
                              Facsimile:  (212) 272-3099

                         (d)  If to PS Acquisition Corp.

                              c/o E.M. Warburg, Pincus & Co.
                              466 Lexington Avenue
                              New York, New York  10017
                              Attention:  Errol M. Cook
                              Facsimile:  (212) 878-9351

                              with a copy to:

                              Wachtell, Lipton, Rosen & Katz
                              51 West 52nd Street
                              New York, New York  10019
                              Attention:  Stephanie J. Seligman
                              Facsimile:  (212) 403-2000

                         Notwithstanding the foregoing, the Escrow
          Agent agrees that in respect of any action, suit or proceeding it might initiate against Petrie, or the Petrie shareholders by serving process on the Secretary of State of the State of New York to furnish a duplicate copy of all such papers so served to Petrie, up until the time it dissolves, and thereafter to the Trustees by a nationally-recognized overnight courier at the address of each such party set forth above.

                         9.2  Benefit and Assignment.  The rights
          and obligations of each party under this Escrow Agreement may not be assigned without the prior written consent of all other parties except that Petrie in connection with its dissolution may assign this Escrow Agreement to the Trustees on behalf of the Beneficiaries. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (and, in the case of Petrie, the Beneficiaries and the Trustees). Nothing in this Escrow Agreement, expressed or implied, is intended to or shall (i) confer on any person other than the parties hereto, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Escrow Agreement other than in respect to the rights conferred on Toys or PS Acquisition Corp. pursuant to Sections 6, 7, 8 and 9.3 hereof, or (ii) constitute the parties hereto as partners or participants in a joint venture. The Escrow Agent shall not be obligated to recognize any such succession or assignment, until satisfactory written evidence thereof shall have been received by it.

                         9.3  Third Party Beneficiary.  (a) Petrie
          and the Escrow Agent each acknowledge that each of Toys and PS Acquisition Corp. is a third party beneficiary of this Escrow Agreement.

                         (b)  Toys' objection to any distribution
          hereunder or the termination of this Agreement must state, in effect, that it reasonably believes that the contemplated distribution or termination could result in the remaining Escrowed Property being insufficient to pay for any of Petrie's obligations under the Seller Indemnification Agreement.

                         (c)  If the Escrow Agent intends to make a
          distribution notwithstanding Toys' objection thereto, it will give Toys at least 20 days prior written notice of its belief that the Toys notice fails to meet the standard set forth in Section 9.3(b) and of its intention to proceed with the distribution.

                         9.4.  Specific Performance.  The Escrow
          Agent acknowledges that failure on his part to comply with the terms of Sections 6.1 and 7 hereof shall cause Toys immediate and irreparable harm that cannot be adequately compensated by the remedies at law, and that in the event of such breach or violation, or threatened breach or violation, Toys may have such sections of this Agreement specifically enforced by preliminary and permanent injunctive relief without having to prove the inadequacy of the available remedies at law or any actual damages. Any remedy sought or obtained by Toys shall not be considered either exclusive or a waiver of the rights of Toys or any other person to assert any other remedies it has in law or equity. In any proceeding upon a motion for any such injunctive relief, the Escrow Agent's ability to answer in damages shall not be a bar, or be interposed as a defense, to the granting of such injunctive relief against the Escrow Agent. Any rights under this Section may be enforced in any appropriate court in the State of New York.

                         9.5.  Entire Agreement; Amendment.  This
          Escrow Agreement, the Acquisition Agreement, the Stock Purchase Agreement and the Liquidating Trust Agreement contain all the terms agreed upon by the parties with respect to the subject matter hereof. This Escrow Agreement may be amended only by a written instrument signed by Toys and the party against which enforcement of any waiver, change, modification, extension or discharge is sought.

                         9.6  Headings.  The headings of the
          sections and subsections of this Escrow Agreement are for ease of reference only and shall not be deemed to evidence or affect the meaning or construction of any of the provisions hereof.

                         9.7  Governing Law and Submission to
          Jurisdiction. This Escrow Agreement shall be construed, as to both validity and performance, enforced in accordance with and interpreted and governed by the laws of the State of New York, without regard to any of the conflicts of laws provisions thereof.

                         Petrie and the Trustees agree that any
          claim, suit, action or other proceeding for indemnity or otherwise provided for in this Escrow Agreement, brought by Petrie, the Petrie shareholders, the Trustees or the Beneficiaries, the Trustees or the Beneficiaries shall be brought only in a court sitting in New York, New York.

                         9.8  Counterparts.  This Escrow Agreement
          may be executed in multiple counterparts, all of which taken together shall constitute one instrument.

                    IN WITNESS WHEREOF, the parties have caused this Escrow Agreement to be duly executed by their respective duly authorized officers, all as of the day and year first above written.

                                        PETRIE STORES CORPORATION
                                        ON BEHALF OF ITSELF AND
                                        THE PETRIE SHAREHOLDERS


                                        By:/s/Hilda Kirschbaum Gerstein
                                            Name:  Hilda Kirschbaum
                                                    Gerstein
                                            Title: President and
                                                   Chief Executive
                                                   Officer

                                        CUSTODIAL TRUST COMPANY


                                        By:/s/Ronald D. Watson
                                            Name:  Ronald D. Watson
                                            Title: President